UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             November 1, 2007

EBIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-15946	77-0021975
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

5 Concourse Parkway, Suite 3200, Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (678) 281-2020

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: On November 7, 2007 Ebix, Inc. (the “Company” or “Ebix”) filed a current report on Form 8-K (the “Original Filing”) in connection with the completion of its merger with and acquisition of Jenquest, Inc. (“Jenquest”).  This Amendment No. 1 amends the Original Filing to provide the financial statement information required by Items 9.01(a) and 9.01(b) of Form 8-K which had been excluded from the initial filing.

Item 9.01 Financial Statements and Exhibits

(a)   Financial Statements of Business Acquired

The audited financial statements of Jenquest, including its balance sheet as of December 31, 2006, the statement of income, retained earnings, and cash flows for year ended December 31, 2006, and the related notes  and report of its independent registered public accounting firm are filed as Exhibit 99.2 to this current report on Form 8-K/A.

The unaudited financial statements of Jenquest, including its balance sheet as of September 30, 2007, the statement of earnings, retained earnings, and cash flows for the nine months ended September 30, 2007, and the related notes are filed as Exhibit 99.3 to this current report on Form 8-K/A.

(b)   Pro Forma Financial Information

Ebix and Jenquest unaudited condensed and combined financial information, comprised of  pro forma combined balance sheets as of September 30, 2007, and pro forma combined  statements of  income for the for year ended December 31, 2006 and the nine months ended September 30, 2007 and the related notes are filed as Exhibit 99.4 to this current report on Form 8-K/A.

(d)   Exhibits

Exhibit 2.1* Agreement and Plan of Merger by and among Ebix, Jenquest, and Robert M. Ward as Shareholders’ Representative dated October 31, 2007

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm (HAW, LLP)

Exhibit 99.1*	Press release, dated November 2, 2007, issued by Ebix, Inc.

Exhibit 99.2	Jenquest financial statements for the year ended December 31, 2006

Exhibit 99.3	Jenquest financial statements (unaudited) for the nine months ended September 30, 2007

Exhibit 99.4

Ebix and Jenquest pro forma condensed and combined financial information (unaudited) as of September 30, 2007 and for the nine month period ended September 30, 2007, and the twelve month period ended December 31, 2007

* Previously filed

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EBIX, INC.

	By:	/s/ Robert Kerris
	Name:	Robert Kerris
	Title:	Chief Financial Officer and Corporate Secretary

Dated: January 14, 2008

Exhibit Index

Exhibit No.	Description
Exhibit 2.1*	Agreement and Plan of Merger by and among Ebix, Jenquest, and Robert M. Ward as Shareholders’ Representative dated October 31, 2007

Exhibit 23.1	Consent of Independent Registered Public Accounting Firm (HAW, LLP)

Exhibit 99.1*	Press release, dated November 2, 2007, issued by Ebix, Inc.

Exhibit 99.2	Jenquest financial statements for the year ended December 31, 2006

Exhibit 99.3	Jenquest financial statements (unaudited) for the nine months ended September 30, 2007

Exhibit 99.4

Ebix and Jenquest pro forma condensed and combined financial information (unaudited) as of September 30, 2007 and for the nine month period ended September 30, 2007, and the twelve month period ended December 31, 2007

* Previously filed